                                                                   EXHIBIT 10.32


                          ASTORIA FINANCIAL CORPORATION

                    STOCK OPTIONS ASSUMED PURSUANT TO SECTION
              1.04 OF THE AGREEMENT AND PLAN OF MERGER DATED APRIL
                              2, 1998 (AS AMENDED)
       BETWEEN ASTORIA FINANCIAL CORPORATION AND LONG ISLAND BANCORP, INC.

                          OPTION CONVERSION CERTIFICATE




       JOHN CONEFRY JR                                         ###-##-####
     Name of Option Holder                                Social Security Number

                                 5 BUTLER PLACE
                                 Street Address

         GARDEN CITY                   NY                         11530
            City                     State                       ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Long Island Bancorp, Inc. ("LISB Options") granted to the Option Holder named above by Long Island Bancorp, Inc. ("LISB") and outstanding at the Effective Time of the merger of LISB into Astoria Financial Corporation ("AFC") have been converted into options to purchase common stock of AFC ("Converted Options") pursuant to section 1.04 of the Agreement and Plan of Merger dated as of April 2, 1998, as amended, by and between AFC and LISB (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.

                                          (A)            (B)            (C)            (D)          (E)
                                       --------       --------       --------       --------      -------
LISB OPTION
                       Grant Date:     12/19/96       03/29/94       03/29/94       03/29/94         N/A
          Class of Optioned Shares      Common         Common         Common         Common        Common
                     No. of Shares      30,000          8,695         34,780         230,800         N/A
          Exercise Price Per Share     $33.6250       $11.5000       $11.5000       $11.5000         N/A
         Option Type (ISO or NQSO)        NQ             NQ             ISO            NQ            N/A
       Plan (Employee or Director)     Employee       Employee       Employee       Employee      Employee
            Option Expiration Date     12/19/06       03/29/04       03/29/04       03/29/04         N/A

CONVERTED OPTION
         Class of Optioned Shares*      Common         Common         Common         Common        Common
                    No. of Shares*      34,500         10,000         39,997        265,420          N/A
         Exercise Price Per Share*      $29.24         $10.00         $10.00         $10.00          N/A
         Option Type (ISO or NQSO)        NQ             NQ             ISO            NQ            N/A
           Option Expiration Date*     12/19/06       03/29/04       03/29/04       03/29/04         N/A


*Subject to adjustment as provided in the General Terms and Conditions.

By signing where indicated below, AFC grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated September 30, 1998 pursuant to which shares of common stock of AFC which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersedes, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her LISB Options.

ASTORIA FINANCIAL CORPORATION                 OPTION HOLDER


By /S/ Alan P. Eggleston                      /S/ John J. Conefry, Jr.
   ---------------------------------          ------------------------
   Name:    Alan P. Eggleston                 JOHN CONEFRY JR
   Title:   Executive Vice President

                          ASTORIA FINANCIAL CORPORATION

                    STOCK OPTIONS ASSUMED PURSUANT TO SECTION
              1.04 OF THE AGREEMENT AND PLAN OF MERGER DATED APRIL
                              2, 1998 (AS AMENDED)
       BETWEEN ASTORIA FINANCIAL CORPORATION AND LONG ISLAND BANCORP, INC.

                          OPTION CONVERSION CERTIFICATE


       ROBERT CONWAY                                         ###-##-####
    Name of Option Holder                               Social Security Number

                                  P.O. BOX 245
                                 Street Address

      REHOBOTH BEACH                    DE                      19971
           City                        State                   ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Long Island Bancorp, Inc. ("LISB Options") granted to the Option Holder named above by Long Island Bancorp, Inc. ("LISB") and outstanding at the Effective Time of the merger of LISB into Astoria Financial Corporation ("AFC") have been converted into options to purchase common stock of AFC ("Converted Options") pursuant to section 1.04 of the Agreement and Plan of Merger dated as of April 2, 1998, as amended, by and between AFC and LISB (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.

                                         (A)               (B)               (C)              (D)                (E)
                                       --------          --------         --------          --------          --------
LISB OPTION
                       Grant Date:     03/29/98          03/29/97         03/29/96          03/29/95          03/29/94
          Class of Optioned Shares      Common            Common           Common            Common            Common
                     No. of Shares       518               518              518               518              52,785
          Exercise Price Per Share     $65.3800          $34.8000         $27.3800          $17.9000          $11.5000
         Option Type (ISO or NQSO)        NQ                NQ               NQ                NQ                NQ
       Plan (Employee or Director)     Director          Director         Director          Director          Director
            Option Expiration Date     03/29/08          03/29/07         03/29/06          03/29/05          03/29/04

CONVERTED OPTION
         Class of Optioned Shares*      Common            Common           Common            Common            Common
                    No. of Shares*       596               596               596              596              60,703
         Exercise Price Per Share*      $56.85            $30.26           $23.81            $15.57            $10.00
         Option Type (ISO or NQSO)        NQ                NQ               NQ                NQ                NQ
           Option Expiration Date*     03/29/08          03/29/07         03/29/06          03/29/05          03/29/04

*Subject to adjustment as provided in the General Terms and Conditions.

By signing where indicated below, AFC grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated September 30, 1998 pursuant to which shares of common stock of AFC which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersedes, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her LISB Options.

ASTORIA FINANCIAL CORPORATION                        OPTION HOLDER


By /S/ Alan P. Eggleston                             /S/ Robert Conway
   ---------------------------------                -----------------
   Name:    Alan P. Eggleston                        ROBERT CONWAY
   Title:   Executive Vice President

                          ASTORIA FINANCIAL CORPORATION

                    STOCK OPTIONS ASSUMED PURSUANT TO SECTION
              1.04 OF THE AGREEMENT AND PLAN OF MERGER DATED APRIL
                              2, 1998 (AS AMENDED)
       BETWEEN ASTORIA FINANCIAL CORPORATION AND LONG ISLAND BANCORP, INC.

                          OPTION CONVERSION CERTIFICATE




       LAWRENCE PETERS                                     ###-##-####
    Name of Option Holder                             Social Security Number

                                 143 CABOT ROAD
                                 Street Address

         MASSAPEQUA                    NY                     11758
           City                       State                  ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Long Island Bancorp, Inc. ("LISB Options") granted to the Option Holder named above by Long Island Bancorp, Inc. ("LISB") and outstanding at the Effective Time of the merger of LISB into Astoria Financial Corporation ("AFC") have been converted into options to purchase common stock of AFC ("Converted Options") pursuant to section 1.04 of the Agreement and Plan of Merger dated as of April 2, 1998, as amended, by and between AFC and LISB (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.

                                         (A)               (B)               (C)              (D)                (E)
                                       --------          --------         --------          --------          --------
LISB OPTION
                       Grant Date:     11/25/97          11/25/97            N/A              N/A                N/A
          Class of Optioned Shares      Common            Common           Common            Common            Common
                     No. of Shares       2,266            17,734             N/A              N/A                N/A
          Exercise Price Per Share     $44.1250          $44.1250            N/A              N/A                N/A
         Option Type (ISO or NQSO)       ISO                NQ               N/A              N/A                N/A
       Plan (Employee or Director)     Employee          Employee         Employee          Employee          Employee
            Option Expiration Date     11/25/07          11/25/07            N/A              N/A                N/A

CONVERTED OPTION
         Class of Optioned Shares*      Common            Common           Common            Common            Common
                    No. of Shares*      2,606             20,395             N/A              N/A                N/A
         Exercise Price Per Share*      $38.37            $38.37             N/A              N/A                N/A
         Option Type (ISO or NQSO)       ISO                NQ               N/A              N/A                N/A
           Option Expiration Date*     11/25/07          11/25/07            N/A              N/A                N/A

*Subject to adjustment as provided in the General Terms and Conditions.

By signing where indicated below, AFC grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated September 30, 1998 pursuant to which shares of common stock of AFC which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersedes, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her LISB Options.

ASTORIA FINANCIAL CORPORATION                        OPTION HOLDER


By /S/ Alan P. Eggleston                             /S/ Lawrence Peters
   ---------------------------------                 -------------------
   Name:    Alan P. Eggleston                        LAWRENCE PETERS
   Title:   Executive Vice President

                          ASTORIA FINANCIAL CORPORATION

                    STOCK OPTIONS ASSUMED PURSUANT TO SECTION
              1.04 OF THE AGREEMENT AND PLAN OF MERGER DATED APRIL
                              2, 1998 (AS AMENDED)
       BETWEEN ASTORIA FINANCIAL CORPORATION AND LONG ISLAND BANCORP, INC.

                          OPTION CONVERSION CERTIFICATE


       LEO WATERS                                             ###-##-####
 Name of Option Holder                                   Social Security Number

                                29 NOTAMSEIT ROAD
                                 Street Address

   WESTHAMPTON BEACH                   NY                        11978
          City                        State                     ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Long Island Bancorp, Inc. ("LISB Options") granted to the Option Holder named above by Long Island Bancorp, Inc. ("LISB") and outstanding at the Effective Time of the merger of LISB into Astoria Financial Corporation ("AFC") have been converted into options to purchase common stock of AFC ("Converted Options") pursuant to section 1.04 of the Agreement and Plan of Merger dated as of April 2, 1998, as amended, by and between AFC and LISB (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.

                                         (A)               (B)               (C)              (D)                (E)
                                       --------          --------         --------          --------          --------
LISB OPTION
                       Grant Date:     03/29/98          03/29/97         03/29/96          03/29/95          03/29/94
          Class of Optioned Shares      Common            Common           Common            Common            Common
                     No. of Shares       518               518              518               518              27,324
          Exercise Price Per Share     $65.3800          $34.8000         $27.3800          $17.9000          $11.5000
         Option Type (ISO or NQSO)        NQ                NQ               NQ                NQ                NQ
       Plan (Employee or Director)     Director          Director         Director          Director          Director
            Option Expiration Date     03/29/08          03/29/07         03/29/06          03/29/05          03/29/04

CONVERTED OPTION
         Class of Optioned Shares*      Common            Common           Common            Common            Common
                    No. of Shares*       596               596               596              596              31,423
         Exercise Price Per Share*      $56.85            $30.26           $23.81            $15.57            $10.00
         Option Type (ISO or NQSO)        NQ                NQ               NQ                NQ                NQ
           Option Expiration Date*     03/29/08          03/29/07         03/29/06          03/29/05          03/29/04

*Subject to adjustment as provided in the General Terms and Conditions.

By signing where indicated below, AFC grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated September 30, 1998 pursuant to which shares of common stock of AFC which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersedes, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her LISB Options.

ASTORIA FINANCIAL CORPORATION                    OPTION HOLDER


By /S/ Alan P. Eggleston                         /S/ Leo Waters
   ---------------------------------             --------------
   Name:    Alan P. Eggleston                    LEO WATERS
   Title:   Executive Vice President

                          ASTORIA FINANCIAL CORPORATION

                    STOCK OPTIONS ASSUMED PURSUANT TO SECTION
              1.04 OF THE AGREEMENT AND PLAN OF MERGER DATED APRIL
                              2, 1998 (AS AMENDED)
       BETWEEN ASTORIA FINANCIAL CORPORATION AND LONG ISLAND BANCORP, INC.

                          OPTION CONVERSION CERTIFICATE




       DONALD WENK                                            ###-##-####
  Name of Option Holder                                 Social Security Number

          AMERICAN CASTING AND MANUFACTURING CORP. 51 COMMERCIAL STREET
                                 Street Address

       PLAINVIEW                       NY                       11803
         City                        State                    ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Long Island Bancorp, Inc. ("LISB Options") granted to the Option Holder named above by Long Island Bancorp, Inc. ("LISB") and outstanding at the Effective Time of the merger of LISB into Astoria Financial Corporation ("AFC") have been converted into options to purchase common stock of AFC ("Converted Options") pursuant to section 1.04 of the Agreement and Plan of Merger dated as of April 2, 1998, as amended, by and between AFC and LISB (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.

                                         (A)               (B)               (C)              (D)                (E)
                                       --------          --------         --------          --------          --------
LISB OPTION
                       Grant Date:     06/24/97          07/09/96         04/19/95          03/29/94             N/A
          Class of Optioned Shares      Common            Common           Common            Common            Common
                     No. of Shares        518               518              518             93,150              N/A
          Exercise Price Per Share     $34.8000          $27.3800         $17.9000          $11.5000             N/A
         Option Type (ISO or NQSO)        NQ                NQ               NQ                NQ                N/A
       Plan (Employee or Director)     Director          Director         Director          Director          Director
            Option Expiration Date     06/24/07          07/09/06         04/19/05          03/29/04             N/A

CONVERTED OPTION
         Class of Optioned Shares*      Common            Common           Common            Common            Common
                    No. of Shares*       596               596               596            107,123              N/A
         Exercise Price Per Share*      $30.26            $23.81           $15.57            $10.00              N/A
         Option Type (ISO or NQSO)        NQ                NQ               NQ                NQ                N/A
           Option Expiration Date*     06/24/07          07/09/06         04/19/05          03/29/04             N/A

*Subject to adjustment as provided in the General Terms and Conditions.

By signing where indicated below, AFC grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated September 30, 1998 pursuant to which shares of common stock of AFC which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersedes, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her LISB Options.

ASTORIA FINANCIAL CORPORATION                          OPTION HOLDER


By /S/ Alan P. Eggleston                               /S/ Donald Wenk
   ---------------------------------                   ---------------
   Name:    Alan P. Eggleston                          DONALD WENK
   Title:   Executive Vice President